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                                  EXHIBIT 10.1

                          VIASOFT EXECUTIVE BONUS PLAN
                                      FY97

The VIASOFT Executive Bonus Plan is made up of two parts and works as follows:

1.       Quarterly Income Before Taxes Bonus:

         A fixed quarterly bonus will be paid if VIASOFT meets or exceeds its Income Before Taxes (IBT) objective for the quarter. If IBT is below plan for the quarter there will be no bonus paid. Missed quarterly bonuses cannot be recovered in future quarters.

                                                      Bonus Amounts
         Titles                       Quarterly Target             Yearly Total
         ------                       ----------------             ------------

         CEO                                $* * *                    $* * *

         EVP                                 * * *                     * * *

         CFO                                 * * *                     * * *

         VP Mktng                            * * *                     * * *

         Corp. Counsel                       * * *                     * * *

         Dir. Human Resources                * * *                     * * *
                                            ------                    ------
                  Totals                    $* * *                    $* * *

2.       Annual Income Before Taxes Bonus:
         --------------------------------

         A bonus will be paid based on taking VIASOFT's annual IBT attainment and applying it against the budgeted IBT (Profit Attainment Percentage). The Profit Attainment Percentage will be plugged into the following formula to determine the bonus:

         If Profit Attainment Percentage is less than 85%, the bonus is zero.


                              VIASOFT CONFIDENTIAL

                       "CONFIDENTIAL TREATMENT REQUESTED"

VIASOFT EXECUTIVE BONUS PLAN FY97


         If Profit Attainment Percentage is greater than or equal to 85% and less than 90%, the bonus is the Profit Attainment Percentage multiplied by (Target Bonus X 0.5).

         If Profit  Attainment  Percentage  is greater  than or equal to 90% and
         less  than  105%,  the  bonus  is  the  Profit  Attainment   Percentage
         multiplied by the Target Bonus.

         If Profit  Attainment  Percentage  is greater than or equal to 105% and
         less  than  130%,  the  bonus  is  the  Profit  Attainment   percentage
         multiplied by (Target Bonus X 1.25).

         If Profit Attainment Percentage is greater than or equal to 130%, the bonus is the Profit Attainment Percentage multiplied by (Target Bonus X 1.5).



                  POSITION                                      TARGET BONUS
                  --------                                      ------------

                  CEO                                              $   * * *

                  EVP                                                  * * *

                  CFO                                                  * * *

                  VP Marketing                                         * * *

                  Sr. VP Americas' Operations                          * * *

                  VP International Operations                          * * *

                  Corporate Counsel                                    * * *

                  Director Human Resources                             * * *
                                                                ------------
                           Total                                   $   * * *





                              VIASOFT CONFIDENTIAL

                       "CONFIDENTIAL TREATMENT REQUESTED"

VIASOFT EXECUTIVE BONUS PLAN FY97

Examples of Annual Income Before Taxes Bonus
--------------------------------------------

Profit % =        Less Than 85%             85%               100%              115%             135%
CEO                        $0              $* * *            $* * *            $* * *           $* * *
EVP                        $0              $* * *            $* * *            $* * *           $* * *
CFO                        $0              $* * *            $* * *            $* * *           $* * *
VP Marketing               $0              $* * *            $* * *            $* * *           $* * *
Corp. Counsel              $0              $* * *            $* * *            $* * *           $* * *
Sr. VP Am Oper             $0              $* * *            $* * *            $* * *           $* * *
VP International           $0              $* * *            $* * *            $* * *           $* * *
Dir. Human Res             $0              $* * *            $* * *            $* * *           $* * *
                           --              ------            ------            ------           ------
         Totals            $0              $* * *            $* * *            $* * *           $* * *

All bonus payments will be accrued in the financial statements in the quarter earned and will be included as an expense in determining whether the bonus criteria has been met. Payment of bonuses will be made only if the criteria for bonus payments are met with the accrued bonuses in the calculations.






                              VIASOFT CONFIDENTIAL

                       "CONFIDENTIAL TREATMENT REQUESTED"
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